                                                                   EXHIBIT 10.17


Certain confidential information has been omitted from this Exhibit 10.17 pursuant to a confidential treatment request filed separately with the Securities and Exchange Commission. The omitted information is indicated by the symbol "[*]" at each place in this Exhibit 10.17 where the omitted information appeared in the original.

              MASTER DEVELOPMENT, PURCHASING AND LICENSE AGREEMENT
                                    BETWEEN
               INTEL CORPORATION AND MARVELL SEMICONDUCTOR, INC.

                               AMENDMENT NUMBER 3

            This Amendment Number 3 (this "Amendment Number 3") amends that certain Master Development, Purchasing and License Agreement dated May 19, 2000 (the "Effective Date"), as amended, by and between Intel Corporation ("Intel") and Marvell Semiconductor, Inc. ("Marvell")(the "Agreement") and is dated and is effective as of October 10, 2002 (the "Third Amendment Effective Date"). Intel and Marvell are each are "party" hereunder and, collectively, are the "parties" hereunder.

                                    RECITALS

      WHEREAS, the parties entered into the Agreement on the Effective Date;

      WHEREAS, the parties first amended the Agreement on October 18, 2000 (the "Amendment Effective Date");

      WHEREAS, the parties additionally amended the Agreement on July 17, 2001 (the "Second Amendment Effective Date");

      WHEREAS, the parties seek to enter into this Amendment Number 3 to, inter alia, [*] and certain other provisions arising under the Agreement, as amended to date, and to provide for the [*] set forth herein;

      WHEREAS, the parties seek to enter into this Amendment Number 3 in order to begin the development activities provided for in the Project Statement to be attached hereto as Attachment number 7 to Exhibit C; and,

      WHEREAS, the parties wish to restate, adopt, republish and otherwise agree to each and every other term of the Agreement, as amended to date, and each exhibit thereto with the additional amendments set forth herein;

      NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants set forth herein and in the Agreement, as amended to date, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

1. Except as set forth herein, each and every term and condition set forth in the Agreement, as amended to date, and each Exhibit thereto shall remain in full force and effect.

2. Except as set for herein, all capitalized or defined terms herein shall have meaning given such terms in the Agreement, as amended to date.

3. The parties agree that Intel shall [*] during the [*] provided for in [*]. The parties agree that Intel shall [*]t," during the [*] provided for in [*]. The parties agree that the [*] for any [*] set forth in [*] shall be the [*] [*].


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
4. To effect the parties' intentions set forth above, the parties hereby agree that the Agreement, as amended to date, shall be further amended as of the Third Amendment Effective Date as follows:

      4.1 Each term, condition and other item of information set forth in Section [*] and Section [*] of the Agreement shall be deleted in their entirety.

      4.2 Each term, condition and other item of information set forth in Section [*], Section [*] and Section [*] of Exhibit [*] of that certain Amendment Number 1 dated the Amendment Effective Date by and between the parties ("Amendment Number 1") shall be deleted in its entirety.

      4.3 Each term, condition and other item of information set forth in Section [*] and all sub-sections thereunder of Exhibit [*] of Amendment Number 1 shall be deleted in their entirety and replaced with the following:

      "Intel shall be entitled [*] from Marvell the following [*] [*] at the following [*]:

                                       [*]

[*]*                 [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

[*]*                 [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

[*]*                 [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

[*]*                 [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

[*]*                 [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

[*]                  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]
                     [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]  [*]

      *[*] [*] for these [*] devices are those [*] on purchase orders issued by Intel and accepted by Marvell [*].

      **[*] for [*] relate to the proposed [*] [*] to be [*] pursuant to Attachment 7 to Exhibit C to be attached hereto, the [*]. Intel agrees to
      (i) [*] within 30 days of the [*] and (ii) make reasonable efforts [*] as soon as possible. The parties agree that Intel [*].

      For the avoidance of doubt, any purchases of the [*] set forth in [*] made by Intel [*], [*], shall be [*] [*] corresponding to such devices set forth in [*]. In the event that Intel [*] for any such [*] purchases, Marvell shall [*] set forth above for such units in such quarters.

      Unless otherwise agreed in writing, the parties agree that [*] set forth above [*] Intel will pay to Marvell for such devices and that under no circumstances at any time [*]."

      4.4 Each term, condition and other item of information set forth in Section [*] and all sub-sections thereunder of Exhibit [*] of Amendment Number 1 shall be deleted in their entirety.


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
      4.5 Each term, condition and other item of information set forth in Exhibit [*] and Exhibit [*] of the Agreement as incorporated into the Agreement pursuant to Amendment Number 1 and all sub-sections under such Exhibits [*] and [*] shall be deleted in their entirety.

      4.6 Each term, condition and other item of information set forth in Section [*] of the Agreement as incorporated into the Agreement pursuant to [*] of Amendment Number 2 shall be deleted in its entirety.

      4.7 Each term, condition and other item of information set forth in Section [*] of the Agreement as incorporated into the Agreement pursuant to 3.8 of Amendment Number 2 shall be deleted in its entirety.

      4.8 Each term, condition and other item of information set forth in Section [*] of the Agreement as incorporated into the Agreement pursuant to [*] of Amendment Number 2 shall be deleted in its entirety.

      4.9 Each term, condition and other item of information set forth in Section [*] of the Agreement as incorporated into the Agreement pursuant to [*] of Amendment Number 2 shall be deleted in its entirety.

      4.10  Each term, condition and other item of information set forth in
Section 14 of the Agreement as incorporated into the Agreement pursuant to [*] of Amendment Number 2 shall be deleted in their entirety.

      4.11 Each term, condition and other item of information set forth in Section [*] of the Agreement as amended pursuant to [*] of Amendment Number 2 shall be deleted in its entirety and replaced with the following.

      "Unless earlier terminated by written mutual agreement of the parties or extended pursuant to the terms of [*] Section [*], the term of this Agreement will expire with respect to each Project Statement entered into by and between the parties [*]. Notwithstanding the foregoing, however, the [*] shall survive for [*] beyond the date of such expiration."

      4.12 Each term, condition and other item of information set forth in Section [*] of the Agreement shall be deleted in its entirety.

      4.13 Each term, condition and other item of information set forth in Section [*] of the Agreement shall be deleted in its entirety.

      4.14 Each term, condition and other item of information set forth in Section [*] of the Agreement as incorporated into the Agreement pursuant to [*] of Amendment Number 2 shall be deleted in their entirety.

      4.15 Each term, condition and other item of information set forth in "[*] of the Agreement, [*]," shall be deleted in their entirety.

      4.16 Each term, condition and other item of information set forth in "[*] of the Agreement, "[*]," shall be deleted in their entirety.

      4.17 Each term, condition and other item of information set forth in "[*] of the Agreement, "[*]," shall be deleted in their entirety.

      4.18 Each term, condition and other item of information set forth in "[*] of the Agreement, "[*]," shall be deleted in their entirety.

      4.19 Each term, condition and other item of information set forth in [*] of the Agreement, "[*]," shall be deleted in their entirety.


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
      4.20 Each term, condition and other item of information set forth in "[*] of the Agreement[*]," shall be deleted in their entirety.

5. In connection with the execution of this Amendment Number 3, the parties hereby agree to undertake the mutual development activities set forth [*]," attached hereto, which the parties agree shall be incorporated into the Agreement, as amended to date, as Attachment Number 7 to Exhibit C.

6. The Agreement as amended to date, and this Amendment Number 3, along with Attachment Number 7 to be attached hereto, are to be read together as one document. If any term or condition of this Amendment Number 3, including the attachment hereto, shall conflict with any term or condition of the Agreement, as amended to date, then the Agreement, as amended to date, shall govern such conflicting provision.

7. This Amendment Number 3 and Attachment Number 7 hereto, and the Agreement, as amended to date, constitute the entire agreement between the parties relating to the subject matter herein, thereon and therein and supersedes all prior and contemporaneous agreements, discussions, negotiations, and understandings between the parties, whether oral or written, express or implied.

      IN WITNESS WHEREOF, the parties, by and through their respective representatives, hereby execute this Amendment Number 3.


"MARVELL"                                      "INTEL"
MARVELL SEMICONDUCTOR, INC.                    INTEL CORPORATION

By: ____________________________               By:______________________________

Name:  DR. SEHAT SUTARDJA                      Name:  TIM DUNN

Title: PRESIDENT AND CEO                       Title: GM, LAN ACCESS DIVISION


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